                                                                    EXHIBIT 10.2

                              FIRST AMENDMENT TO

                         LOAN AND SECURITY AGREEMENT
                         ---------------------------


               FIRST AMENDMENT dated as of December 23, 1999 (this "Amendment")
                                                                    ---------
to the LOAN AND SECURITY AGREEMENT dated as of August 11, 1999 (the "Loan
                                                                     ----
Agreement") by and among SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware
---------
corporation (the "Borrower"), SYSTEM SOFTWARE ASSOCIATES LIMITED, a corporation
                  --------
organized under the laws of England and Wales, SSA-ACCLAIM LIMITED, a corporation organized under the laws of England and Wales, SSA SOFTWRIGHT LIMITED, a corporation organized under the laws of England and Wales, SSA CANADA CORPORATION, a corporation organized under the laws of Canada (together with the Borrower, each an "Obligor" and collectively the "Obligors"), each of the
                   -------                        --------
financial institutions signatories hereto (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively,
                                                      ------
the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as
     -------
agent for the Lenders (in such capacity, the "Agent").
                                              -----

               WHEREAS, the Obligors have requested the Lender Group to amend certain terms of the Loan Agreement, and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment.

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. Capitalized Terms. All capitalized terms used in this
                  -----------------
Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

               2. Definitions. (a) The definition of "Commitment" in Section 1.1
                  -----------
of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "Commitment" means, with respect to each Lender, its Revolving
                   ----------
               Credit Commitment, Term Loan A Sub-Commitment, Letter of Credit Sub-Commitment, Term Loan B Commitment, Term Loan C Commitment, Term Loan D Commitment or Total Commitment, as the context requires and, with respect to all Lenders, their Revolving Credit Commitments, Term Loan A Sub-Commitments, Letter of Credit Sub-Commitments, Term Loan B Commitments, Term Loan C Commitments, Term Loan D Commitment, or Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the
               ------------
               Assignment and Acceptance pursuant to which
          such Lender became a Lender hereunder in accordance with the provisions of Section 14.1."
                        ------------

               (c) The definition of the new term "First Amendment" is hereby added to Section 1.1 of the Loan Agreement to read as follows:

               "`First Amendment' means that certain First Amendment to Loan and
                 ---------------
          Security Agreement, dated as of December 23, 1999, by and among the Obligors and the Lender Group."

               (d) The definition of the new term "First Amendment Effective Date" is hereby added to Section 1.1 of the Loan Agreement to read as follows:

               "`First Amendment Effective Date' means the date that the First
                 ------------------------------
          Amendment initially became effective its terms."

               (e) The definition of "Obligations" in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the first parenthetical clause therein and inserting "(including the Term Loan A, the Term Loan B, the Term Loan C and the Term Loan D)" in lieu thereof and (ii) deleting the second parenthetical clause therein and inserting "(including the Term Loan A PIK Amount, the Term Loan B PIK Amount, the Term Loan C PIK Amount and the Term Loan D PIK Amount)" in lieu thereof.

               (f)  The definition of "Permitted Preferred Stock" in Section
1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "`Permitted Preferred Stock' means, as of any date of
                 -------------------------
determination, the issued and outstanding shares of the Series A Preferred Stock, par value $.01, of SSA."

               (g) The definition of "Pro Rata Share" in Section 1.1 of the Loan Agreement is hereby amended by (i) redesignating clause (e) thereof as new clause (f) thereof, and (ii) adding a new clause subsection (e) thereto to read as follows:

               "(e) with respect to a Lender's obligation to make the Term Loan D and receive payments of interest (including the Term Loan D PIK Amount), fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan D Commitment, by (ii) the aggregate amount of all Lender's Term Loan D Commitments, and".

               (h) The definition of "Term Loan A PIK Amount" in Section 1.1 of the Loan Agreement is hereby amended by inserting the following phrase", plus the amount of any fee payable by Borrower pursuant to the terms of this Agreement by being paid-in-kind by being added to the unpaid principal balance of Term Loan A" immediately following the phrase "in accordance with Section 2.6(a)(ii)" appearing in said definition.

          (i) The definition of "Term Loan B PIK Amount" in Section 1.1 of the Loan Agreement is hereby amended by inserting the following phrase", plus the amount of any fee payable by Borrower pursuant to the terms of this Agreement by being paid-in-kind by being added to the unpaid principal balance of Term Loan B" immediately following the phrase "in accordance with Section 2.6(a)(iii)" appearing in said definition.

          (j) The definition of "Term Loan C PIK Amount" in Section 1.1 of the Loan Agreement is hereby amended by inserting the following phrase", plus the amount of any fee payable by Borrower pursuant to the terms of this Agreement by being paid-in-kind by being added to the unpaid principal balance of Term Loan C" immediately following the phrase "in accordance with Section 2.6(a)(iv)" appearing in said definition.

          (k)  The definition of the new term "Term Loan D" is hereby added to
Section 1.1 of the Loan Agreement to read as follows:

          "Term Loan D' has the meaning set forth in Section 2.2(d)."
           -----------

          (l) The definition of the new term "Term Loan D Amount" is hereby added to Section 1.1 of the Loan Agreement to read as follows:

          "Term Loan D Amount' means, as of any date of determination, the
           ------------------
     outstanding principal amount of the Term Loan D, plus the then extant Term Loan D PIK Amount."

          (m) The definition of the new term "Term Loan D PIK Amount" is hereby added to Section 1.1 of the Loan Agreement to read as follows:

          "Term Loan D PIK Amount' means as of any date of determination, the
           ----------------------
     amount of all interest accrued with respect to the Term Loan D that has been paid-in-kind by being added to the balance thereof in accordance with
     Section 2.6(a)(v), plus the amount of any fee payable by Borrower pursuant
     -----------------
     to the terms of this Agreement by being paid-in-kind by being added to the unpaid principal balance of Term Loan D."

          (n) The definition of the new term "Term Loan D Commitment" is hereby added to Section 1.1 of the Loan Agreement to read as follows:

          "Term Loan D Commitment' means, for each Lender, (a) prior to the
           ----------------------
     funding of Term Loan D, the Dollar amount of the obligation of such Lender to make its portion of Term Loan D, as such amount is set forth opposite the name of such Lender under the caption Term Loan D Commitment on Schedule C-1, and (b) thereafter, such Lender's Pro Rata Share of the then
     ------------
     outstanding Term Loan D Amount."

                    (o) The definition of the new term "Total Commitment" is hereby added to Section 1.1 of the Loan Agreement to read as follows:

                    "'Total Commitment' means, for each Lender, the sum of such
                     ----------------
               Lender's Revolving Credit Commitment, such Lender's Term Loan B Commitment, such Lender's Term Loan C Commitment, and such Lender's Term Loan D Commitment, as such amount is set forth opposite the name of such Lender under the caption Total Commitment on Schedule C-1."
                             ------------

               3.   Term Loans. (a) Section 2.2(a) of the Loan Agreement is
                    ----------
hereby amended in its entirety to read as follows:

                    "(a) Subject to the terms and conditions of this Agreement, each Lender with a Term Loan A Sub-Commitment agrees, severally and not jointly, to make a term loan on the Closing Date (collectively, the "Term Loan A") to Borrower in the original principal amount equal to its Pro Rata Share of $15,000,000. The unpaid principal balance, including all accrued and unpaid interest, of the Term Loan A Amount shall be due and payable upon the earliest of (a) the Maturity Date, or (b) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or by mutual agreement. The unpaid principal balance of the Term Loan A Amount may be prepaid, in whole or in part at any time during the term of this Agreement upon 30 days prior written notice by Borrower to Agent without premium or penalty, except as expressly set forth in Section 3.6. All amounts outstanding under Term Loan A, including, the Term
   -----------
Loan A PIK Amount, shall constitute Obligations."

                    (b) Section 2.2(b)(iii) of the Loan Agreement is hereby amended in its entirety as follows:

                    "(iii) In the event that 116.66% of Borrower's Collections with respect to Accounts for the immediately preceding 90 days, and, on and after the UK Sub Closing Date, 116.66% of UK Sub's Collections with respect to UK Sub Accounts for the immediately preceding 90 days, and, on and after the Canadian Sub Closing Date, 116.66% of Canadian Sub's Collections with respect Canadian Sub Accounts for the immediately preceding 90 days, are less than the aggregate amount of the Term Loan A Amount, Term Loan B Amount, Term Loan C Amount, and the Term Loan D Amount and, in the event that the Revolver Usage is zero (-0-), and the Term Loan A Amount has been repaid in full in cash, then Borrower shall either (a) deliver to Agent in pledge cash collateral in an amount equal to any such deficiency, or (b) make a prepayment in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount (such prepayment to be applied, first, to the Term Loan B Amount and, second, to the Term Loan C Amount and, after the Term Loan C Amount has been paid in full, to the Term Loan D Amount) in an amount equal to any such deficiency. All amounts outstanding under Term Loan B and the Term Loan B PIK Amount shall constitute Obligations."

          (c) Section 2.2(c)(iii) of the Loan Agreement is hereby amended in its entirety as follows:

               "(iii) In the event that 116.66% of Borrower's Collections with respect to Accounts for the immediately preceding 90 days, and, on and after the UK Sub Closing Date, 116.66% of UK Sub's Collections with respect to UK Sub Accounts for the immediately preceding 90 days, and, on and after the Canadian Sub Closing Date, 116.66% of Canadian Sub's Collections with respect Canadian Sub Accounts for the immediately preceding 90 days, are less than the aggregate amount of the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, and the Term Loan D Amount and, in the event that the Revolver Usage is zero (-0-), and the Term Loan A Amount has been repaid in full in cash, then Borrower shall either (a) deliver to Agent in pledge cash collateral in an amount equal to any such deficiency, or (b) make a prepayment in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount (such prepayment to be applied, first, to the Term Loan B Amount and, second, to the Term Loan C Amount and, after the Term Loan C Amount has been paid in full, to the Term Loan D Amount) in an amount equal to any such deficiency. The provisions of this Section 2.2(c) shall not be deemed to restrict the ability of the Term Loan C Lender to convert the Term Loan C Amount at any time prior to the date of any such prepayment. All amounts outstanding under Term Loan C and the Term Loan C PIK Amount shall constitute Obligations."

               (d) Section 2.2 of the Loan Agreement is hereby amended by adding the following new paragraph (d) thereto to read as follows:

               "(d) (i) Subject to the terms and conditions of this Agreement, each Lender with a Term Loan D Commitment agrees, severally and not jointly, to make a term loan on the First Amendment Effective Date (collectively, the "Term Loan D") to Borrower in the original principal amount equal to its Pro Rata Share of $6,000,000. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan D Amount shall be due and payable upon the earliest of (a) the Maturity Date, or (b) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or by mutual agreement.

               (ii) So long as no Event of Default has occurred and is continuing or would result therefrom, the unpaid principal balance of the Term Loan D Amount may be prepaid, without payment of any premium or penalty, in whole or in part at any time during the term of this Agreement upon 30 days prior written notice by Borrower to Agent (a copy of which notice Agent shall provide promptly upon its receipt to each Lender with a Term Loan D Commitment); provided, however, that,
                                                      --------  -------
          without the prior written consent of the Required Lenders, no such prepayment of the Term D Amount shall be made unless, immediately after giving effect thereto, Excess Availability is not less than $7,500,000.

               (iii) In the event that 116.66% of Borrower's Collections with respect to Accounts for the immediately preceding 90 days, and, on and after the UK Sub Closing Date, 116.66% of UK Sub's Collections with respect to UK Sub Accounts for the immediately preceding 90 days, and, on and after the Canadian Sub Closing Date, 116.66% of Canadian Sub's Collections with respect Canadian Sub Accounts for the immediately preceding 90 days, are less than the aggregate amount of the Term Loan A Amount, the Term Loan B Amount, the term Loan C Amount and the Term Loan D Amount and, in the event that the Revolver Usage is zero (-0-), and the Term Loan A Amount has been repaid in full in cash, then Borrower shall either (a) deliver to Agent in pledge cash collateral in an amount equal to any such deficiency, or (b) make a prepayment in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount (such prepayment to be applied, first, to the Term Loan B Amount and, second, to the Term Loan C Amount, and after the Term Loan C Amount has been paid in full, to the Term Loan D Amount) in an amount equal to any such deficiency. All amounts outstanding under Term Loan D and the Term Loan D PIK Amount shall constitute Obligations."

          4.   Payments.  (a) Clause "second" of Section 2.4(b)(i) of the Loan
               --------
Agreement is hereby amended in its entirety to read as follows:

               "second, to pay any fees (including any fees payable in kind by being added to the Term Loan A Amount, Term Loan B Amount, Term Loan C Amount, or Term Loan D Amount pursuant to the terms of this Agreement) or Lender Group Expenses then due under the Loan Documents to Lenders, in respect of their Pro Rata Share thereof,"

               (b) Clause "fifth" of Section 2.4(b)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "fifth, so long as no Event of Default has occurred and is continuing or, if an Event of Default has occurred and is continuing and Agent agrees in its sole discretion, ratably to pay cash interest due in respect of the Term Loan B, the Term Loan C and the Term Loan D until paid in full (if an Event of Default has occurred and is continuing and Agent has not so agreed, the priority of such amounts is deferred to item "tenth" below),".

               (c) Clause "tenth" of Section 2.4(b)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "tenth, if an Event of Default has occurred and is continuing, to pay cash interest due in respect of Term Loan B (other than the Term Loan B PIK Amount), Term Loan C (other than the Term Loan C PIK Amount) and Term Loan D (other than the Term Loan D PIK Amount), on a ratable basis, until paid in full,".

               (d) Clause "eleventh" of Section 2.4(b)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "eleventh, if an Event of Default has occurred and is continuing, to pay in cash the Term Loan B PIK Amount, the Term Loan C PIK Amount and the Term Loan D PIK Amount, on a ratable basis, until paid in full, and then to pay the principal of Term Loan B, Term Loan C and Term Loan D, on a ratable basis, until paid in full,".

               (e) Section 2.4(b)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(ii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2.4(b)(i) shall not be deemed to apply to any payment by Borrower specified by Borrower to Agent to be for the payment of Obligations relating to the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, or the Term Loan D Amount then due and payable under any provision of this Agreement or the prepayment of all or part of the principal of Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, or the Term Loan D Amount in accordance with the terms and conditions of Section 2.2."

          5.   Interest Rates and Payments. (a) Section 2.6(a)(i) of the Loan
               ---------------------------
Agreement is hereby amended by deleting the parenthetical clause therein and substituting in lieu thereof a new parenthetical clause to read as follows:

               "(except for undrawn Letters of Credit, the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, and Term Loan D Amount)".

               (b)  Section 2.6(a) of the Loan Agreement is hereby amended by
(i) deleting the period at the end of clause (iv) thereto, substituting in lieu thereof a comma and inserting the word "and" after such comma, and (ii) adding the following new clause (v) thereto to read as follows:

               "(v) the Term Loan D Amount (inclusive of any Term Loan D PIK Amount) shall bear interest on the amount thereof outstanding from time to time at a per annum rate of 15 percentage points; provided,
                                                                    --------
          however, that, so long as no Event of Default has occurred and is
          -------
          continuing, that portion of such interest equal to 2.50% per annum (i.e., all interest under this clause (v) in excess of 12.50% per annum) shall, in the absence of an election by Borrower to pay such interest in cash, be paid-in-kind by being added to the principal balance of the Term Loan D Amount (inclusive of any Term Loan D PIK Amount theretofore so added); provided, further, however, that
                                        --------  -------  -------
          Borrower may, on or prior to the date that is 5 Business Days prior to the due date thereof, elect to pay all accrued and unpaid interest under this Section 2.6(a)(v) in cash."

               (c) Section 2.6(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(d) Payments. Interest and Letter of Credit fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrower hereby authorizes Agent, without prior notice to Borrower, to charge such interest, Letter of Credit fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.12(e) (as and when accrued or incurred), the fees, premiums and charges provided for in Section 2.11 (as and when accrued or incurred), and all installments or other payments due in respect of the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, the Term Loan D Amount, or under any Loan Document to Borrower's Loan Account, which amounts from and after their due date shall accrue interest at the rate then applicable to Advances hereunder (or, in the case of the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, or the Term Loan D Amount, at the rate then applicable thereto). Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder (or, in the case of interest in respect of the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, or the Term Loan D Amount, at the rate then applicable thereto)."

          6.   Designated Account. The first sentence of Section 2.9 of the Loan
               ------------------
Agreement is hereby amended in its entirety to read as follows:

               "Agent is authorized to make the Advances, the Term Loan A, the Term Loan B, the Term Loan C, the Term Loan D, and issue Letters of Credit under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d)."

          7.   Maintenance of Loan Account. The first sentence of Section 2.10
               ---------------------------
of the Loan Agreement is hereby amended in its entirety to read as follows:

               "Agent shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, the Term Loan D Amount, and all Advances made by Agent, Swing Lender, or the Lenders to Borrower or for Borrower's account, including, accrued interest, Lender Group Expenses, and any other payment Obligations."

          8.   Fees. (a) Section 2.11 of the Loan Agreement is hereby amended by
               ----
inserting a new clause (b) immediately following clause (a) of such Section to read as follows:

               "(b) Facility Usage Fee. (i) For the ratable benefit of the Lenders with a Revolving Credit Commitment or a Term Loan A Sub-Commitment, a fee, due and payable in arrears on the first day of each month for so long as any Obligations are outstanding, equal to 0.50% times an amount equal to the sum of: (A) the Revolver Usage plus (B) the Term Loan A Amount, in each case, as of the last day of the immediately preceding month, such fee to be paid-in-kind by being added to the Term Loan A Amount.

               (ii) For the ratable benefit of the Lenders with a Term Loan B Commitment, a fee, due and payable in arrears on the first day of each month for so long as any Obligations are outstanding, equal to 0.50% times an amount equal to the Term Loan B Amount as of the last day of the immediately preceding month, such fee to be paid-in-kind by being added to the Term Loan B Amount.

               (iii) For the ratable benefit of the Lenders with a Term Loan C Commitment, a fee, due and payable in arrears on the first day of each month for so long as any Obligations are outstanding, equal to 0.50% times an amount equal to the Term Loan C Amount as of the last day of the immediately preceding month, such fee to be paid-in-kind by being added to the Term Loan C Amount.

               (b) Section 2.11 of the Loan Agreement is hereby amended by inserting a new clause (c) immediately following clause (b) of such Section to read as follows:

               "(c) Maturity Fee. For the ratable benefit of the Lenders with a Revolving Credit Commitment, a fee, due and payable on the Maturity Date, equal to $900,000 if all Obligations are paid in full on or after the Maturity Date, provided that, for the avoidance of doubt, such fee shall not be due and payable if the Borrower shall have paid to the Agent (for the ratable benefit of the Lenders with a Revolving Credit Commitment) the Applicable Prepayment Premium in accordance with Section 3.6."
               -----------

          9.   Conditions Subsequent to the Initial Extension of Credit. Section
               --------------------------------------------------------
3.2 of the Loan Agreement is hereby amended by inserting a new clause (e) immediately following clause (d) of such Section to read as follows:

               "(e) On or before March 31, 2000, Agent shall have received a copy of a letter of intent relative to a strategic transaction involving the Borrower which is acceptable to the Agent in its reasonable discretion; the letter of intent shall be in form and substance reasonably satisfactory to Agent, duly executed by each of the parties thereto, and certified by the Secretary of Borrower as being a true, correct, and complete copy thereof."

          10.  Term. Section 3.4 of the Loan Agreement is hereby amended by
               ----
deleting the reference to "August 31, 2002" set forth therein and inserting "June 30, 2000" in lieu thereof.

          11.  Grants of Security Interests. (a) Section 4.1(a) of the Loan
               ----------------------------
Agreement is hereby amended by deleting the three parenthetical clauses therein and substituting in lieu thereof three new parenthetical clauses each of which to read as follows:

               "(other than in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount)".


               (b) Section 4.1(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "Each of Borrower, UK Sub, and Canadian Sub hereby grants to Agent, for the benefit of the Lender Group continuing security interests in all currently existing and hereafter acquired or arising Collateral, UK Sub Collateral, and Canadian Sub Collateral in order to secure prompt repayment of any and all of its Obligations in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount (the "Agent's Term Loan Liens"). The Agent's Term Loan Liens in and to the Collateral, UK Sub Collateral, and Canadian Sub Collateral shall attach to all Collateral, UK Sub Collateral, and Canadian Sub Collateral without further act on the part of the Lender Group or any Obligor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Obligor has authority, express or implied, to dispose of any item or portion of the Collateral, UK Sub Collateral, or Canadian Sub Collateral. Subject to Section 2.4(b), the secured claims of the Lender Group with respect to the Obligations in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount secured by the Collateral, UK Sub Collateral, and Canadian Sub Collateral shall be of equal priority, and ratable according to the respective Obligations in respect of the Term Loan B Amount, the Term Loan C Amount and the Term Loan D Amount due each member of the Lender Group."

          12.  Use of Proceeds. Section 7.17 of the Loan Agreement is hereby
               ---------------
amended in its entirety to read as follows:

               "Use the proceeds of the Advances, Term Loan A, Term Loan B, Term Loan C, and Term Loan D for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and
          (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes."

     13.  Minimum Revenue. Section 7.20(b) of the Loan Agreement is hereby
          ---------------
amended by deleting the reference to "$45,000,000" contained therein and substituting in lieu thereof a reference to "$38,000,000".

     14.  Amendments and Waivers. Section 15.1(c) of the Loan Agreement is
          ----------------------
hereby amended in its entirety to read as follows:

          "(c) reduce the principal of, or the rate of interest specified herein on any Advance, Term Loan A Amount, Term Loan B Amount, Term Loan C Amount, Term Loan D Amount, or any fees or other amounts payable hereunder or under any other Loan Document;".

     15.  Authorization of Agent. (a) Section 16.1(a) of the Loan Agreement is
          ----------------------
hereby amended in its entirety to read as follows:

          "(a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Advances, the Term Loan A Amount, the Term Loan B Amount, the Term Loan C Amount, the Term Loan D Amount, the other Obligations, the Collateral, the UK Sub Collateral, the Canadian Sub Collateral, Collections, and related matters;".

          (b) Section 16.1(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(c) make Advances, the Term Loan A, the Term Loan B, the Term Loan C, and the Term Loan D, for itself or on behalf of Lenders as provided in the Loan Documents;".

          (c) Section 16.1(f) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(f) perform, exercise, and enforce any and all other rights and remedies of Lender Group with respect to the Obligors, the Advances, the Term Loan A, the Term Loan B, the Term Loan C, the Term Loan D, the other Obligations, the Collateral, UK Sub Collateral, Canadian Sub Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents; and".

     16.  Schedules. Schedule C-1 is hereby amended as set forth in
          ---------
Annex I attached hereto. Paragraph 1 of Schedule 5.8 of the Loan Agreement is hereby amended in its entirety as set forth in Annex II attached hereto.

     17.  Borrowing Base Calculation. The Agent and the Lenders hereby
          --------------------------
agree that, notwithstanding the provisions of Section 6.2 of the Loan Agreement, each Specified Obligor may provide the Agent, with copies to each Lender, on any Business Day with a calculation of the Borrowing Base as of such day.

          18.  Waivers of Existing Events of Default. Upon the effectiveness of
               -------------------------------------
this Amendment, the Required Lenders hereby waive any Event of Default existing solely as a result of (each a "Specified Event of Default", and collectively, the "Specified Events of Default"): (i) the Obligors' failure to comply with the financial covenant set forth in Section 7.20(a) of the Loan Agreement for the fiscal quarter ending October 31, 1999; (ii) the Event of Default resulting from the occurrence of the "Event of Default" under the Stock Purchase Agreement arising from Borrower's failure to comply with the financial covenant set forth in Section 7.4.1 of the Stock Purchase Agreement for the fiscal quarter ending October 31, 1999; and (iii) the Event of Default that shall occur as a result of Borrower's failure to comply with the financial covenant set forth in
Section 7.20(a) of the Loan Agreement for the fiscal quarter ending January 31, 2000. Such waiver is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Loan Agreement, the other Loan Documents, or any agreement, contract, indenture, document, or instrument mentioned therein. Such waiver does not preclude any exercise of any right, power, or privilege under any Loan Document, based upon any Events of Default other than the Specified Events of Default.

          19.  Agreements and Consents. (a) Anything contained in Sections 7.14
               -----------------------
[Affiliates], 7.23[Preferred Stock] and 7.27[Amendment to Certain Documents] of the Loan Agreement to the contrary notwithstanding, the Required Lenders hereby consent to (i) the amendment of the certificate of designations and rights relative to the Permitted Preferred Stock for the sole purpose of allowing Borrower to authorize and issue additional shares of Permitted Preferred Stock to be used exclusively by Borrower to make regularly scheduled dividend payments in respect of such previously issued Permitted Preferred Stock, (ii) the amendment to the Amended and Restated Securities Purchase Agreement between the Borrower and H&Q SSA Investors, L.P. for the sole purpose of conforming such agreement to reflect certain changes to the Loan Agreement contained in this Amendment, and (iii) the deferral of the payment date from November 30, 1999 to December 17, 1999 of the regularly scheduled dividends payable on such date in respect of the previously issued Permitted Preferred Stock.

               (b) The Required Lenders hereby agree that for the period commencing upon the effectiveness of this Amendment through the date upon which Borrower files its Form 10-K with the SEC for fiscal year 1999, Section 5.24 of the Loan Agreement shall be of no force and effect.

          20.  Conditions.  This Amendment shall become effective only upon
               ----------
satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment
                                                                       ---------
Effective Date"):
--------------
               (a)  Representations and Warranties; No Event of Default.   The
                    ---------------------------------------------------
representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

               (b)  Delivery of Documents. The Agent shall have received on or
                    ---------------------
before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                    (i) counterparts of this Agreement, duly executed by the Obligors and the Lenders, and of the reaffirmation and consent attached hereto as Exhibit A-1, duly executed by an authorized officer of each Guarantor;

                    (ii) Agent shall have reimbursed the Borrower the $125,000 fee previously paid by the Borrower to the Agent for the account of the Lenders;

                    (iii) Borrower shall have paid to the Agent a fee of $125,000, such fee shall be paid-in-kind to each of the Lenders in proportion to the respective Lender's Pro Rata Share of the outstanding principal amount of the Obligations; such fee shall be paid to the Lenders with a Revolving Credit Commitment or which hold Term Loan A by being added to the Term Loan A Amount, to the Lenders which hold Term Loan B by being added to the Term Loan B Amount, and to the Lenders which hold Term Loan C by being added to the Term Loan C Amount;

                    (iv) Borrower shall have paid to the Agent a fee of $300,000, for the sole and separate account of the Lenders with a Term Loan A Sub-Commitment, such fee to be paid-in-kind by being added to the principal balance of the Term Loan A Amount;

                    (v) a copy of the amendment to the certificate of designations and rights relative to the Permitted Preferred Stock certified by the Secretary of Borrower as being a true, correct and complete copy thereof; and

                    (vi) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

               (c)  Term Loan D Fee.  The Obligors shall pay to the Agent a
                    ---------------
non-refundable Term Loan D fee in the amount of $1,000,000, which fee shall be for the sole and separate account of the Lenders with a Term Loan D Commitment and shall be fully earned on the Amendment Effective Date.

               (d)  Proceedings. All proceedings in connection with the
                    -----------
transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

          21.  Representations and Warranties. Each of the Obligors warrant as
               ------------------------------
follows:

               (a) Except as previously disclosed in writing to the Agent: (i) the representations and warranties herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date; and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

               (b) Each of the Obligors (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

               (c) The execution, delivery and performance by each Obligor of this Amendment, and the performance by each such Obligor of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by any Obligor of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

               (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which any Obligor, is a party is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     22. Release by Borrowers. (a) Definition of "Related Parties" and "Claims".
         --------------------      -------------------------------------------
For purposes of this Section 22, "Related Parties" and "Claims" shall be defined as follows:

     "Related Parties" means, with respect to a party released, such party's
      ---------------
      parents, subsidiaries, affiliates, successors, predecessors, assigns, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

     "Claims" means any and all claims, losses, debts, liabilities, demands,
      ------
     obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, including without limitation any and all rights of setoff, recoupment or counterclaim, of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

     (b) Release by Obligors. Excluding only continuing obligations of the
         -------------------
Lenders and the Agent under the express terms and provisions of the Loan Agreement, the Loan Documents and this Amendment, each Obligor hereby releases, acquits, and forever discharges the Lenders and the Agent, and each of them, as well as their respective Related Parties, of and from any and all Claims arising out of, related to or in any way connected with any action or failure to act, prior to execution of this Amendment, in response to or in connection with any events or circumstances arising under or otherwise related to the Loan Agreement and the Loan Documents or any Defaults or Events of Default occurring under the Loan Agreement.

     23. Continued Effectiveness of the Loan Agreement. (a) Except as otherwise
         ---------------------------------------------
expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective
Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder", or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

         (b) The Obligors hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by the Obligors under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Obligors shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     24. Costs and Expenses. The Obligors shall pay all out-of-pocket costs and
         -----------------
expenses of the Lender Group (including, without limitation, the reasonable fees and service charges of counsel to any member of the Lender Group) in connection with this Amendment.

     25. Miscellaneous. (a) This Amendment may be executed in any number of
         -------------
counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     25.  THE OBLIGORS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE
ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

               [Remainder of this page intentionally left blank]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware corporation



                              By: /s/ Joseph J. Skadra
                                  ---------------------------------
                                  Name: Joseph J. Skadra
                                  Title: Vice President,
                                         Finance and Controller


                              SYSTEM SOFTWARE ASSOCIATES LIMITED, a
                              corporation organized under the laws of
                              England and Wales



                              By: /s/ Joseph J. Skadra
                                  ---------------------------------
                                  Name: Joseph J. Skadra
                                  Title:


                              SSA-ACCLAIM LIMITED, a corporation organized under the laws of England and Wales



                              By: /s/ Joseph J. Skadra
                                  ---------------------------------
                                  Name: Joseph J. Skadra
                                  Title:


                              SSA SOFTWRIGHT LIMITED, a corporation
                              organized under the laws of England and Wales



                              By: /s/ Joseph J. Skadra
                                  ---------------------------------
                                  Name: Joseph J. Skadra
                                  Title:


                              SSA CANADA CORPORATION, a corporation
                              organized under the laws of Canada



                              By: /s/ Joseph J. Skadra
                                  ---------------------------------
                                  Name: Joseph J Skadra
                                  Title:

                                        FOOTHILL CAPITAL CORPORATION
                                        as Agent and as a Lender

                                        By: /s/ Erik R. Sawyer
                                           ----------------------------------
                                           Name: Erik R. Sawyer
                                           Title: Vice President


                                        ABLECO FINANCE LLC,
                                        as a Lender

                                        By:  /s/ Kevin Genda
                                            __________________________________
                                            Name: Kevin Genda
                                            Title: SVP & Chief Credit Officer


                                        A2 FUNDING LP,
                                        as a Lender

                                        By: A2 Fund Management LLC,
                                            its General Partner

                                        By: /s/ Alexander J. Ornstein
                                           -----------------------------------
                                           Name: Alexander J. Ornstein
                                           Title: VP

                                    ANNEX I

                                 Schedule C-1
                                 ------------

                                  Commitments
         [after giving effect to Assignment and Acceptance Agreements executed on and after the Closing Date]

------------------------------------------------------------------------------------------------------------------------------------
   Lender     Revolving     (Letter of         (Term Loan A      Term Loan B        Term Loan C        Term Loan D        Total
               Credit       Credit Sub-            Sub-          Commitment         Commitment         Commitment       Commitment
             Commitment     Commitment         Commitment
------------------------------------------------------------------------------------------------------------------------------------
Foothill     $30,000,000    ($5,000,000)      ($15,000,000)          -0-                -0-                -0-          $30,000,000
Capital
Corporation
------------------------------------------------------------------------------------------------------------------------------------
Ableco           -0-            -0-                -0-           $5,500,000             -0-            $3,000,000       $ 8,500,000
Finance LLC
------------------------------------------------------------------------------------------------------------------------------------
A2 Funding       -0-            -0-                -0-           $3,000,000         $2,500,000         $3,000,000       $ 8,500,000
LP
------------------------------------------------------------------------------------------------------------------------------------
                 -0-            -0-                -0-               -0-                -0-                -0-               -0-
------------------------------------------------------------------------------------------------------------------------------------
All Lenders  $30,000,000    ($5,000,000)      ($15,000,000)      $8,500,000         $2,500,000         $6,000,000       $47,000,000
------------------------------------------------------------------------------------------------------------------------------------

                                  Exhibit A-1
                                  -----------

                           REAFFIRMATION AND CONSENT

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain First Amendment to Loan and Security Agreement, dated as of December 23, 1999 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the Guaranty.


                            SYSTEM SOFTWARE ASSOCIATES LIMITED, a
                            corporation organized under the laws of England and Wales


                            By: /s/ Joseph Skadra
                               -----------------------------
                               Name: Joseph J. Skadra
                               Title:

                                    SSA-ACCLAIM LIMITED, a corporation organized under the laws of England and Wales


                                    By: /s/ Joseph J. Skadra
                                       -------------------------------
                                       Name: Joseph J. Skadra
                                       Title:


                                    SSA SOFTWRIGHT LIMITED, a corporation
                                    organized under the laws of England and
                                    Wales


                                    By: /s/ Joseph J. Skadra
                                       -------------------------------
                                       Name: Joseph J. Skadra
                                       Title:

                                    SSA CANADA CORPORATION,
                                    a corporation organized under the laws of Canada

                                    By: /s/ Joseph J. Skadra
                                       -------------------------------
                                       Name: Joseph J. Skadra
                                       Title:

                                    SYSTEM SOFTWARE ASSOCIATES IBERICA
                                    S.A., a corporation organized under the
                                    laws of Spain


                                    By: /s/ Joseph J. Skadra
                                       -------------------------------
                                       Name: Joseph J. Skadra
                                       Title:


                                    SSA SYSTEM SOFTWARE ASSOCIATES GnbH, a
                                    corporation organized under the laws of
                                    Germany


                                    By: /s/ Joseph J. Skadra
                                       -------------------------------
                                       Name: Joseph J. Skadra
                                       Title:

                              SSA ITALIA SPA, a corporation organized under the laws of Italy


                              By:         /s/ Joseph J. Skadra
                                 -------------------------------------
                                 Name: Joseph J. Skadra
                                 Title:


                              SSA BENELUX B.V., a corporation organized under the laws of the Netherlands


                              By:         /s/ Joseph J. Skadra
                                 -------------------------------------
                                 Name: Joseph J. Skadra
                                 Title:


                              SYSTEM SOFTWARE ASSOCIATES ASIA
                              PACIFIC PTE LTD, a corporation organized under the laws of Singapore


                              By:         /s/ Joseph J. Skadra
                                 -------------------------------------
                                 Name: Joseph J. Skadra
                                 Title:


                              SSA PACIFIC PTY LIMITED, a corporation
                              organized under the laws of Australia


                              By:         /s/ Joseph J. Skadra
                                 -------------------------------------
                                 Name: Joseph J. Skadra
                                 Title:



                              SSA PACIFIC (NZ) LIMITED, a corporation
                              organized under the laws of New Zealand


                              By:         /s/ Joseph J. Skadra
                                 -------------------------------------
                                 Name: Joseph J. Skadra
                                 Title:

                                     SYSTEM SOFTWARE ASSOCIATES DO
                                     BRASIL LTDA., a corporation organized
                                     under the laws of Brazil



                                     By: /s/ Joseph J. Skadra
                                        -------------------------------
                                        Name: Joseph J. Skadra
                                        Title:


                                     SYSTEM SOFTWARE ASSOCIATES INC. de
                                     MEXICO, S.A. de C.V., a corporation
                                     organized under the laws of Mexico


                                     By: /s/ Joseph J. Skadra
                                        -------------------------------
                                        Name: Joseph J. Skadra
                                        Title:

                                     SSA JAPAN CORPORATION, a Delaware
                                     corporation

                                     By: /s/ Joseph J. Skadra
                                        -------------------------------
                                        Name: Joseph J. Skadra
                                        Title:

                                     SSA PACIFIC RIM CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Joseph J. Skadra
                                        -------------------------------
                                        Name: Joseph J. Skadra
                                        Title:


                                     SYSTEM SOFTWARE ASSOCIATES (JAPAN)
                                     LLC, a Delaware limited liability company

                                     By: /s/ Joseph J. Skadra
                                        -------------------------------
                                        Name: Joseph J. Skadra
                                        Title:

                                   ANNEX II

                                 Schedule 5.8
                                 ------------

                               (Capitalization)


Paragraph 1 of Schedule 5.8 of the Loan Agreement is hereby amended and restated to read as follows:

     1. The authorized capital stock of Borrower, System Software Associates, Inc., consists of the following:

          Preferred Stock, $0.01 par value per share, issuable in series by the Board of Directors, 100,000 shares authorized, of which 15,000 shares have been designated as Series A Preferred Stock. There are currently 10,300 shares of Series A Preferred Stock issued and outstanding. Each outstanding share of Series A Preferred Stock is currently convertible into 20.1 shares of Common Stock pursuant to the terms of the Series A Preferred Stock.

          Common Stock, $0.0033 par value per share, 62,500,000 shares authorized, of which 11,955,000 shares are concurrently issued and outstanding.